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                            BARCLAYS TREASURY LOAN


                              DATED 26TH JUNE 1998

                             BARCLAYS TREASURY LOAN
                                  OFFER LETTER


Barclays Bank PLC (the "Bank") is pleased to offer a Barclays Treasury Loan Facility (the "Facility"), on the terms and conditions set out in this document and the attached further Special Conditions (if any), to:

Name(s) REGENT GROUP LTD   Address 48 MARGARET STREET LONDON W1N 7FD

Company Registration No. 2339001 (the "Borrower")

Type of Borrower: Company

References in this document to Conditions are references to the numbered terms and conditions set out below.

Conditions precedent
--------------------

The following documents, each in form and substance satisfactory to the Bank, shall be delivered to the Bank prior to drawdown of the Facility, in addition to those specified in Condition 2.1:

Completion of a guarantee from Unidigital Inc in the sum of (pound) 400,000. together with a legal opinion containing the ability of the guarantor to give the guarantee

Completion of a cross guarantee and debenture from:

Regent Group Ltd                      Company No 2339001
Elements UK Ltd                       Company No 2888039
Regent Communications (UK) Ltd        Company No 1525936

If interest is to be calculated initially on a Fixed Rate Basis, a Maximum Rate Basis or a Minimax Rate Basis pursuant to the provisions set out below under the heading "Interest", no drawdown shall be permitted until the Borrower and the Bank have agreed the relevant fixed rate, maximum rate and/or minimum rate (as the case may be), and the Borrower has paid to the Bank the relevant interest rate management fee (if any), in accordance with those provisions.

Amount, term and drawdown
-------------------------

Amount:  (pound) 400,000.

Term: 3 (Three) years from first drawdown.

The Facility may be drawn in one amount by 23rd July 1998 (the "Final Drawdown Date").

Purpose of facility
-------------------

The Facility  shall be used only for the following  purpose(s):

The purchase of the assets of Five Star Finishers Ltd and to cover the refurbishment cost of Regent Group Ltd

Repayment
---------

Repayment shall be made:

      in 36 instalments of principal of (pound) 11,111.11, payable monthly commencing 1 month after first drawdown (with interest debited to current account).

Where relevant, the instalment amounts specified above are subject to adjustment under Condition 3.

Prepayment
----------

Prepayment is permitted, in full or in minimum amounts of (pound) 11,111.11 and multiples of (pound)11,111.11, in accordance with Condition 4. A prepayment fee will be payable on the date of each prepayment, in accordance with Condition 4.3 or 4.4.

Fees
----

The Borrower shall pay to the Bank:

(a) an arrangement fee of (pound) 3,000. and a security fee of (pound) 200 on acceptance of this offer, by debit to current account;

(b) an agreed management fee of (pound) 0 per annum (subject to review in accordance with Condition 6.2) payable annually in arrears, by debit to current account;

Interest
--------

Interest shall be payable in accordance with Condition 5. The Bank's margin in respect of the Facility (the "Margin) shall be 2.4 % per annum. Subject to the provisions of Condition 5, during the period commencing on the date of first drawdown and ending on the last Business Day of the period specified below (the "First Interest Review Date"), interest shall be calculated:

      LIBOR Basis (other than Maximum Rate basis or Minimax Rate Basis): at a rate equal to the aggregate of (i) the Margin, (ii) LIBOR (the London Inter-Bank Offered Rate) and (iii) the Associated Costs Rate, during the period ending on the third anniversary of the date of this offer.

      Following the First Interest Review Date, interest shall be calculated on the basis and at the rates established in accordance with Condition 5. Condition 5 contains provisions under which the basis on which interest is calculated may change from time to time during the term of the Facility - see Condition 5.3 to 5.5.

      Unless the Bank otherwise agrees in writing, interest shall be debited either to current account or to Loan account, as specified above under the heading "Repayment", throughout the term of the Facility, save that during any period while interest is calculated on a Maximum Rate Basis or a Minimax Rate Basis interest shall be debited to current account.

Security/Guarantee(s)
---------------------

The Borrower's obligations in respect of the Facility (and all other present and future obligations of the Borrower to the bank) are to be secured/guaranteed by:

A cross guarantee and debenture from the following companies

Regent Group Ltd
Regent Communications (UK) Ltd
Elements (UK) Ltd

A parental guarantee from Unidigital Inc

and any other security/guarantees now or hereafter held by the Bank. The bank may from time to time require any security to be professionally valued, at the Borrower's expense.

Financial Covenants
-------------------

The Borrower/Parent shall procure that:

(a) Total Operating Profit for each Relevant Period shall exceed five times Gross Financing Costs for such Relevant Period (Gross Interest Cover);

(b)  Net Tangible Assets shall at all times exceed:

     (i)    (pound) 2,000,000. (Minimum NTA);

(c) Gross Borrowings shall not at any time exceed 75 % of Net Tangible Assets (Gross Borrowings Gearing);

Covenants (a), (b), and (c) above shall apply to the Borrower and its Subsidiaries and shall be tested by reference to the accounts of the Borrower or (as the case may be) the Parent in accordance with Condition 11 (and the definitions set out in Condition 1.1).

Meaning of "Relevant Parties" and "The Parent"
----------------------------------------------

In this document (and the attached further Special Conditions, if any):

(a) "Relevant Parties" means, where referred to in Conditions 10 (General Undertakings) and 12 (Events of Default):

      (i) the Borrower, each guarantor (if any) named above under the heading "Security/Guarantee(s)" and, where named in paragraph (b) below, the Parent;

      (ii)  UK/all Subsidiaries of the Borrower

      (each a "Relevant Party");

(b)   "Parent" means

         Unidigital Inc (Name)
      of 545 West 45th Street, New York, NY 10036, U.S.A (Address) (Parent Company Registration No. 13-3856672 (IRS Employer ID))


                             Barclays Treasury Loan
                             ----------------------

                              Terms and Conditions
                              --------------------

1.    Definitions and Interpretation
      ------------------------------

1.1 In this document, expressions defined in the attached Offer Letter have the meanings given to them there and in addition:

      "Associated Costs Rate" means the percentage rate per annum (rounded up to
       ---------------------
      the next 1/16%) calculated in accordance with the Bank's standard formula current from time to time to reflect its costs resulting from requirements of the Bank of England or other regulatory authorities or agencies, whether having the force of law or otherwise, affecting the conduct of the Bank's business;

      "Base  Rate"  means the rate of  interest  published  by the Bank as its
       ----------
      base rate from time to time;

      "Base Rate Basis" means a basis for calculating  interest on the Loan at a
       ---------------
      rate equal to the aggregate of the Margin and the Base Rate;

      "Business  Day" means a day (other  than a Saturday  or Sunday) on which
       -------------
      the Bank is open for business;

      "Cumulative  Retained  Profits"  means  the  cumulative  aggregate  of the
       -----------------------------
      consolidated retained profits (after tax and dividends) of the Borrower and its Subsidiaries (or, where the Financial Covenants are expressed in the Offer Letter to apply to the Parent and its Subsidiaries, the Parent and its Subsidiaries) in each financial year of the Borrower or (as the case may be) the Parent ending after the date of its most recent audited consolidated accounts as at the date of this offer and a copy of which has been delivered to the Bank. For the purposes of this definition, in calculating consolidated profits, any consolidated losses shall be ignored;

      "Encumbrance"  includes any mortgage,  charge,  pledge, lien (other than a
       -----------
      lien arising solely by operation of law in the ordinary course of business and securing amounts not more than 90 days overdue for payment), assignment by way of security, hypothecation, security interest or other agreement or arrangement which results in (or has substantially the same commercial effect as) the creation of security (but excluding title retention agreements or arrangements entered into in the ordinary course of trading and not otherwise falling within this definition) and any right on the part of any person to call for the creation of any of the foregoing, in each case whether relating to existing or future assets;

      "Event of Default"  means any one of the events  mentioned  in Condition
       ----------------
      12;

      "Financial  Covenants"  means the  covenants set out in the Offer Letter
       --------------------
      in  paragraphs  (a),  (b),  (c) and (d)  under  the  heading  "Financial
      Covenants";

      "Fixed Rate Basis"  means a basis for  calculating  interest on the Loan
       ----------------
      at a fixed rate over a fixed period;


      "Gross Borrowings" means all indebtedness  incurred in respect of borrowed
       ----------------
      money (together with any fixed premium on repayment) of the Borrower and its Subsidiaries (or, where the Financial Covenants are expressed in the Offer Letter to apply to the Parent and its Subsidiaries, the Parent and its Subsidiaries) and shall be deemed to include (without limitation):

      (i) the capitalised value of obligations under any hire purchase agreements and finance leasing agreements (as determined in accordance with applicable accounting standards);

      (ii) indebtedness evidenced by bonds, debentures, loan stock, notes, commercial paper or similar instruments;

      (iii)    the  nominal  amount  of  any  share  capital   expressed  to  be
               redeemable;

       (iv) indebtedness (including contingent liabilities) arising under or by virtue of (a) acceptance credits, (b) debt factoring, invoice or bill discounting or note purchase facilities (save to the extent that there is no right of recourse against the Borrower (or, as the case may be, the Parent) or any of its Subsidiaries),
               (c) deferred payment for assets or services (other than normal trade credit), (d) guarantees, indemnities or other assurances against financial loss in respect of any indebtedness specified in this definition of any other person, (e) counter-indemnities in respect of letters of credit, bonds, guarantees, indemnities or similar obligations issued or created in favour of third parties and (f) any other transaction having substantially the same commercial effect as any of the foregoing, including (without limitation) those where liabilities are not shown as borrowings on a balance sheet by reason of being contingent, conditional or otherwise;

      "Gross  Financing  Costs"  means in respect of any  Relevant  Period,  all
       -----------------------
      interest, acceptance commission, payments under interest rate management arrangements (whether by way of swap, cap, collar, floor, option, forward rate agreement or otherwise) and other continuing regular or periodic costs, charges and expenses in the nature of interest (whether paid, payable or capitalised and including the interest element in hire purchase and finance leasing charges) incurred by the Borrower and its Subsidiaries (or, where the Financial Covenants are expressed in the Offer Letter to apply to the Parent and its Subsidiaries, the Parent and its Subsidiaries) during such Relevant Period in effecting, servicing or maintaining borrowings or borrowing facilities;

      "Interest Period" means for so long as a LIBOR Basis applies,  a period of
       ---------------
      three, six or twelve months (or such other period as may be agreed between the Borrower and the Bank) commencing on the date on which the Facility is first drawn down or (where a LIBOR Basis is selected after first drawdown pursuant to Condition 5.3 or 5.5) on the date upon which such LIBOR Basis first takes effect or on the last day of the immediately preceding Interest Period (as the case may be), in each case as selected by the

      Borrower by notice received by the Bank not later than 12.00 noon on the first day of the relevant Interest Period, provided that:

      (i) while interest is capitalised and debited to Loan account, or a Maximum Rate Basis or a Minimax Rate Basis applies, each Interest Period shall be a period of 3 months;

      (ii) if the Borrower fails to select the duration of an Interest Period in the manner and by the time mentioned above, the duration of that Interest Period shall be 3 months;


      (iii) an Interest Period that would otherwise extend beyond an Interest Review Date or the final date for repayment of the Loan shall be shortened to end on such date;

      (iv) in respect of second and subsequent drawings under the Facility made while a LIBOR Basis applies, the first Interest Period relating to the remainder of the Loan so that all drawings shall be consolidated;

      (v) if a repayment date (other than the final repayment date) falls during an Interest Period, the Loan shall be divided into two tranches, one being of an amount equal to that to be repaid on such repayment date and having an Interest Period ending on such repayment date and the other being of an amount equal to the remainder of the Loan and having an Interest Period of a duration established in accordance with the other provisions of this definition;

      (vi) the duration of any Interest Period may be adjusted by the Bank in accordance with Condition 7.3; and

      (vii) following a demand for repayment of the Loan pursuant to Condition 12, each Interest Period for any unpaid amount shall be of such duration as the Bank may in its sole discretion deem appropriate;

      "Interest  Review  Date"  means the  First  Interest  Review  Date and any
       ----------------------
      subsequent date on which the basis for calculating interest is to be reviewed under Condition 5.3(c);

      "LIBOR" means, in relation to any Interest Period:
       -----

      (i) for so long as a Maximum Rate Basis or a Minimax Rate Basis applies, the percentage rate per annum determined by the Bank to be its offered quotation for 3 month sterling deposits which appears on the display designated as page "LIBP" on the Reuter Monitor Money Rates Service (or such other page or service as the Bank may notify to the Borrower as having replaced such page or service for the purpose of displaying London Inter-Bank Offered Rates) as at 11.00 a.m. on the first day of the relevant Interest Period; or

      (ii) for so long as (a) a LIBOR Basis (other than a Maximum Rate Basis or a Minimax Rate Basis) applies or (b) a Maximum Rate Basis or a Minimax Rate Basis applies but no such display rate, as is mentioned in (i) above is available at the relevant time, the percentage rate per annum at which the Bank offers sterling deposits (in amounts comparable to the Loan or the relevant part of it) to prime banks in the London Inter-Bank Market (or, if the

               Bank is not offering such deposits, the percentage rate per annum determined by the Bank to be its cost of funds from whatever source it may select) on the first day of the relevant Interest Period for a period equal or comparable to such Interest Period;

      "LIBOR Basis" means a basis for calculating interest on the Loan at a rate
       -----------
      equal to the aggregate of (i) the Margin, (ii) LIBOR and (iii) the Associated Costs Rate (whether or not LIBOR is subject to a Maximum Rate and/or a Minimum Rate);

      "Loan"  means the  aggregate  principal  amount  (including  any  interest
       ----
      capitalised and debited to Loan account and any other amount debited to Loan account pursuant to Condition 7.2) drawn and for the time being outstanding under the Facility;

      "Management  Fee  Review  Date"  means an  Interest  Review  Date and,  in
       -----------------------------
      addition, if the period from any Interest Review Date to the next Interest Review Date shall be longer than 3 years, the last Business Day of each consecutive period of 3 years during such period;

      "Maximum Rate" means, in relation to any period while interest on the Loan
       ------------
      is calculated on a Maximum Rate Basis or a Minimax Rate Basis, the maximum rate for LIBOR agreed between the Bank and the Borrower in accordance with the provisions overleaf under the heading "Interest" or the provisions of Condition 5.3 or 5.6;

      "Maximum  Rate Basis" means a LIBOR Basis in respect of which the Bank and
       -------------------
      the Borrower have agreed that LIBOR shall be subject to an agreed maximum rate (but not a minimum rate) for an agreed period;

      "Minimax  Rate Basis" means a LIBOR Basis in respect of which the Bank and
       -------------------
      the Borrower have agreed that LIBOR shall be subject to an agreed maximum rate and an agreed minimum rate for an agreed period;

      "Minimum Rate" means, in relation to any period while interest on the Loan
       ------------
      is calculated on a Minimax Rate Basis, the minimum rate for LIBOR agreed between the Bank and the Borrower in accordance with the provisions in the Offer Letter under the heading "Interest" or the provisions of Condition
      5.3 or 5.6;

      "Net  Tangible  Assets"  means  the  aggregate  of the  amount  paid up or
       ---------------------
      credited as paid up on the issued share capital and the amount standing to the credit of the consolidated capital and revenue reserves (including share premium account, capital redemption reserve and profit and loss account) of the Borrower and its Subsidiaries (or, where the Financial Covenants are expressed in the Offer Letter to apply to the Parent and its Subsidiaries, the Parent and its Subsidiaries) but after deducting:

      (i) goodwill (including goodwill arising on consolidation) and other intangible assets;

      (ii) (to the extent included) any reserve created by any upward revaluations of fixed assets made after the date of its most recent audited accounts as at the date of this offer and a copy of which has been delivered to the Bank;

      (iii)    (to  the  extent  included)  amounts   attributable  to  minority
               interests and deferred taxation;

      (iv) any debit balance on profit and loss account, (but so that no amount shall be included or excluded more than once);

      "Potential  Event of  Default"  means an event  which,  with the giving of
       ----------------------------
      notice, the lapse of time or the making of any determination, would or might constitute an Event of Default;

      "Property  Value" means the aggregate  value (as  determined  from time to
       ---------------
      time by the Bank or, at the expense of the Borrower, by professional valuers acceptable to the Bank on such bases and assumptions as the Bank may in its discretion require) of each freehold and leasehold property from time to time charged to the Bank by way of first charge as security for the Borrower's obligations hereunder;

      "Relevant  Periods" means each consecutive period of three months during a
       -----------------
      financial year of the Borrower (or, where the Financial Covenants are expressed in the Offer Letter to apply to the Parent and its Subsidiaries, the Parent) and, in addition, each period of twelve months ending on the last day of a financial year of the Borrower (or, as the case may be, the Parent) (each a "Relevant Period");

      "Subsidiary"  means a subsidiary  undertaking as defined in Section 258 of
       ----------
      the Companies Act 1985 and "Subsidiaries" shall be construed accordingly;

      "Total   Liabilities"  means  the  aggregate  amount  of  all  liabilities
       -------------------
      (including, without limitation, any amounts attributable to minority interests, deferred taxation, provisions and share capital expressed to be redeemable) of the Borrower and its Subsidiaries (or where the Financial Covenants are expressed in the Offer Letter to apply to the Parent and its Subsidiaries, the Parent and its Subsidiaries), to the extent that they would be included in a balance sheet under accounting principles and practices generally accepted in the United Kingdom;

      "Total  Operating  Profit"  means in respect of any Relevant  Period,  the
       ------------------------
      consolidated total operating profit for continuing operations, acquisitions (as a component of continuing operations) and discontinued operations (as set out in Financial Reporting Standard No. 3) of the Borrower and its Subsidiaries (or, where the Financial Covenants are expressed in the Offer Letter to apply to the Parent and its Subsidiaries, the Parent and its Subsidiaries) but ignoring any exceptional items; and

      "VAT" means value added tax or any similar tax  substituted  for it from
       ---
      time to time.

1.2 References to statutory provisions are references to provisions of United Kingdom statutes and shall include references to any amended, extended or re-enacted version with effect from the date on which it comes into force.

1.3 References to the Borrower, the Parent or the Bank shall include references to their respective successors and assigns.

1.4 If the Borrower is a partnership or otherwise comprises more than one person, the obligations of each such person shall be joint and several obligations and references to the Borrower shall be construed as including a reference to each such person. In the event of death, bankruptcy, winding up or dissolution of any one or more such persons, the obligations of the other such persons shall continue in full force and effect.

1.5 References to "indebtedness" shall include any obligation for the payment or repayment of money (whether present or future, actual or contingent).

1.6   References to a time of the day are references to the time in London.

1.7 Headings are for ease of reference only and shall be ignored in construing this document.

2.    Drawdown
      --------

2.1   Conditions  Precedent:  The Facility will become available to the Borrower
      ---------------------
      for drawing only upon receipt by the Bank of the following in form and substance satisfactory to the Bank:


      (a) this document signed by or on behalf of the Borrower (and, if the Borrower comprises more than one person, by or on behalf of each such person) and, where applicable, the Parent;

      (b) if the Borrower is or includes a company, a certified true copy of a resolution of its board of directors:

          (i) accepting the Facility on the terms and conditions set out herein;

          (ii) authorising a specified person or persons to countersign this document;

          (iii) specifying the names of those officers of the Borrower whose instructions (jointly or alone) the Bank is authorised to accept in all matters concerning the Facility, together with confirmed specimen signatures of those officers and each of the persons referred to in (ii) above, if not already known to the Bank;

      (c) where the Parent is named in this document, a certified true copy of a resolution of the board of directors of the Parent approving this document and authorising a specified person or persons to countersign it;

      (d) the security/guarantee documents (if any) referred to in the Offer Letter under the heading "Security/Guarantee(s)" duly executed by the chargors/guarantors specified therein together with such other documents relating to them as the Bank may require; and

      (e) the additional documents (if any) specified in the Offer Letter under the heading "Conditions Precedent".

2.2   Drawdown  Requests:  Each request by the Borrower for a drawing  under the
      ------------------
      Facility shall be made by the Borrower giving notice to the Bank (which shall be irrevocable), specifying the drawdown date (being a Business Day on or before the Final Drawdown Date) and the amount required, by not later than 10.00 a.m. on (a) the proposed drawdown date if interest is to be calculated on a Base Rate Basis or (b) the second Business Day prior to the proposed drawdown date if interest is to be calculated on a Fixed Rate

      Basis or a LIBOR Basis. Drawings will be made available by the Bank by credit to the Borrower's current account with the Bank.

2.3   Time and Amounts:  No drawings may be made  otherwise  than in  accordance
      ----------------
      with the provisions in the Offer Letter under the heading "Amount, Term and Drawdown". If interest is to be calculated initially on a Fixed Rate Basis, a Maximum Rate Basis or a Minimax Rate Basis pursuant to the provisions overleaf under the heading "Interest", the Borrower shall request drawings on the date or dates (and in the amount or amounts) agreed between the Bank and the Borrower when the relevant fixed rate or (as the case may be) maximum or minimum rate was agreed or (where applicable) on the drawdown dates (and in the amounts) specified in the attached Special Conditions, if any); drawings on any other date or dates (or in other amounts) may not be made without the consent of the Bank. In the event of any breach of this Condition 2.3, the Borrower shall indemnify the Bank in accordance with Condition 15.1 and shall, in addition, pay to the Bank on demand an administration fee of (pound)250.

2.4   Default:  No drawing may be made if, as of the drawdown  date, an Event of
      -------
      Default or Potential Event of Default shall have occurred and shall not have been remedied to the satisfaction of the Bank or would occur if such drawing were made.

3.    Repayment
      ---------

3.1   Time and  Amounts:  Subject to the  provisions  of this  Condition  3, the
      -----------------
      Borrower shall repay the Loan at the times and in the amounts specified or referred to in the Offer Letter under the heading "Repayment".

3.2   Reduction of Instalments: If the whole of the Facility shall not have been
      ------------------------
      drawn down by the Final Drawdown Date and the Loan is to be repaid in instalments, the repayment instalments specified or referred to in the Offer Letter under the heading "Repayment" shall be reduced pro rata.

3.3   Review of Instalments:  If the Bank agrees that interest on the Loan is to
      ---------------------
      be capitalised and debited to Loan account, the amount of each repayment instalment specified or referred to in the Offer Letter under the heading "Repayment" will be reviewed by the Bank annually and also on each Interest Review Date and on each occasion that the basis on which interest on the Loan is calculated changes in accordance with Condition 5. The Bank will advise the Borrower of any variation to the repayment instalments and the Borrower shall thereafter be bound to repay the Loan in such instalments.

4.    Prepayment and cancellation
      ---------------------------

4.1   Prepayment:  The  Borrower  may at any time  prepay all or  (except  while
      ----------
      interest is calculated on a Fixed Rate Basis, a Maximum Rate Basis or a Minimax Rate Basis) any part (being in the minimum amount and multiple specified in the Offer Letter under the heading "Prepayment") of the Loan, together with (a) interest accrued to the date of prepayment on the amount prepaid if required by the Bank, (b) the fee calculated in accordance with Condition 4.3 or 4.4 and (c) any amount payable pursuant to Condition 15, on giving not less than 7 days' notice in writing to the Bank (which shall be irrevocable), provided that while interest is calculated on a LIBOR Basis prepayment may be made only on the last day of an Interest Period relating to the amount prepaid.

4.2   Application:  Any amount prepaid  pursuant to Condition 4.1 shall satisfy,
      -----------
      to the extent of such prepayment, the Borrower's obligations under Condition 3 and such amount shall be applied so as to reduce those obligations in reverse order. No amount prepaid may be redrawn.

4.3   Prepayment Fee (Fixed Rate  Basis/Minimax  Rate Basis):  The amount of the
      ------------------------------------------------------
      repayment fee payable in respect of any prepayment (whether pursuant to Condition 4.1 or otherwise) made while interest is calculated on a Fixed Rate Basis or a Minimax Rate Basis shall be (pound)250, together with any amount payable pursuant to Condition 15.

4.4   Prepayment Fee (LIBOR Basis/Base Rate Basis): The amount of the prepayment
      --------------------------------------------
      fee payable in respect of any  prepayment  (whether  pursuant to Condition
      4.1 or otherwise) made while interest is calculated on LIBOR Basis (other than a Minimax Rate Basis) or a Base Rate Basis shall be an amount equal to 0% flat on the amount prepaid, together with any amount payable pursuant to Condition 15.

4.5   Cancellation: The Borrower shall be entitled, subject to the prior payment
      ------------
      to the Bank of any amount payable pursuant to Condition 15.1 in connection with such cancellation, to cancel the whole or any part of the undrawn Facility (being in a multiple of (pound)1,000) by giving not less than 7 days' notice in writing to the Bank, whereupon the amount of the Facility shall be reduced accordingly.

5.    Interest
      --------

5.1   Basis and Rate: The Borrower  shall pay interest on the daily  outstanding
      --------------
      amount of the Loan at the rate and times and in the manner specified in this Condition. Subject to the provisions of this Condition 5, interest will be calculated until the First Interest Review Date on the basis specified in the Offer Letter under the heading "Interest" and thereafter on the basis and at the rates established in accordance with Condition 5.3.

5.2 (a) Base Rate Basis: If and for so long as a Base Rate Basis applies, interest shall accrue at the rate per annum equal to the aggregate of the Margin and the Base Rate from time to time.

      (b) Fixed Rate  Basis:  If and for so long as a Fixed Rate Basis  applies,
          -----------------
          interest shall accrue at the fixed rate of interest per annum established in accordance with the provisions overleaf under the heading "Interest" or (as the case may be) agreed pursuant to Condition 5.3 or 5.4.

      (c) LIBOR  Basis:  If and for so long as a LIBOR Basis  applies,  interest
          ------------
          shall be calculated by reference to Interest Periods and shall accrue in respect of each Interest Period at the rate per annum equal to the aggregate of (i) the Margin, (ii) LIBOR for that Interest Period and
          (iii) the Associated Costs Rate, provided that (aa) while a Maximum Rate Basis or a Minimax Rate Basis applies, if LIBOR for any Interest Period is higher than the applicable Maximum Rate, such Maximum Rate shall be substituted for LIBOR in respect of that Interest Period, and
          (bb) while a Minimax Rate Basis applies, if LIBOR for any Interest Period is lower that the applicable Minimum Rate, such Minimum Rate shall be substituted for LIBOR in respect of that Interest Period.

      (d) Payment Dates: Interest at the rates so determined will, subject to the provisions of Condition 5.8, be payable in arrear by the Borrower on (i) in the case of a Base Rate Basis, the Bank's usual quarterly charging dates in March, June, September and December in each year,
          (ii) in the case of a LIBOR Basis, the last day of each Interest Period (and, in the case of an Interest Period of longer than six months, also at the end of each period of six months during such Interest Period) or (iii) in the case of a Fixed Rate Basis, at the end of each consecutive period of 1 or 3 months (which period the Borrower shall irrevocably elect before the commencement of such Fixed Rate Basis) from the date of commencement of such Fixed Rate Basis and, in each case, on the day on which the Loan is finally repaid.

5.3 (a) Interest Review: Shortly before each Interest Review Date, the ---------------- Bank will notify the Borrower in writing of its right to select the basis on which interest will be charged until the next Interest Review Date (or, where relevant, until the final repayment date). Such basis will be at the option of the Borrower and will be either (i) a Base Rate Basis or (ii) a Fixed Rate Basis at a percentage rate per annum fixed for a fixed period, within the remaining term of the Facility, of between one and ten years (or such other period as the Bank may at its discretion offer) or (iii) (unless a Base Rate Basis applied immediately prior to such Interest Review Date and the amount of the Loan is less than(pound)100,000) a LIBOR Basis (which may, at the discretion of the Bank, include a Maximum Rate Basis and/or a Minimax Rate Basis for a fixed period, within the remaining term of the Facility, of between one and ten years (or such other period as the Bank may at its discretion offer)). If the period from the relevant Interest Review Date to the final repayment date is less than one year, the Borrower will not have the option of selecting a Fixed Rate Basis, a Maximum Rate Basis or a Minimax Rate Basis.

      (b) Selection of Basis:  The Borrower must notify the Bank of the basis so
          ------------------
          selected by it (and, if the Borrower selects a Fixed Rate Basis, a Maximum Rate Basis or a Minimax Rate Basis, the Borrower and the Bank must have agreed the relevant period and fixed rate, maximum rate or maximum rate and minimum rate (as the case may be) and the Borrower must have paid the relevant interest rate management fee (if any)), in each case by not later than 10.00 a.m. on the Interest Review Date, failing which interest will be calculated on a Base Rate Basis from the Interest Review Date until (subject to Conditions 5.4, 5.5 and 5.6) the next following Interest Review Date.

      (c) Review Dates: The basis for calculating  interest on the Loan shall be
          ------------
          reviewed under this Condition 5.3 on the First Interest Review Date, at the end of any period for which a Fixed Rate Basis, a Maximum Rate Basis or a Minimax Rate Basis applies and at the end of each period of three years during which a LIBOR Basis (other than a Maximum Rate Basis or a Minimax Rate Basis) or a Base Rate Basis applies.

5.4   Change to Fixed Rate Basis: The Borrower shall have the right, at any time
      --------------------------
      after the Final Drawdown Date while interest is calculated on a Base Rate Basis and during the last 5 Business Days of any Interest Period while interest is calculated on a LIBOR Basis (other than a Maximum Rate Basis or a Minimax Rate Basis), to request the Bank to quote fixed percentage rates per annum for a fixed period, within the remaining term of the Facility, of between one and ten years (or such other period as the Bank may at its discretion offer). If the Bank and the Borrower shall agree that any such fixed rate shall apply, a Fixed Rate Basis at the relevant fixed rate shall apply for the relevant period with effect from:

      (a) the date of such agreement where interest is then calculated on a Base Rate Basis; or

      (b) the last day of the then current Interest Period where interest is then calculated on a LIBOR Basis.

5.5   Change to LIBOR  Basis:  The  Borrower  shall have the right,  at any time
      ----------------------
      after the Final Drawdown Date while interest is calculated on a Base Rate Basis (provided that the amount of the Loan is then not less than (pound)100,000 and that the period from the date with effect from which a LIBOR Basis would apply as mentioned below to the final repayment date of the Loan is not less than 12 months), to require the basis on which interest on the Loan is calculated to be changed to a LIBOR Basis (but not, under this Condition 5.5, to a Maximum Rate Basis or a Minimax Rate Basis). Such right shall be exercisable by the Borrower giving not less than 30 days' notice in writing to the Bank specifying the date (being a Business Day) upon which such change is to take effect. Interest shall thereafter be calculated on a LIBOR Basis until (subject to Conditions 5.4 and 5.6) the next Interest Review Date.

5.6   Change to Maximum  Rate Basis or Minimax Rate Basis:  The  Borrower  shall
      ---------------------------------------------------
      have the right, at any time after the Final Drawdown Date while interest is calculated on a Base Rate Basis and during the last 5 Business Days of any Interest Period while interest is calculated on a LIBOR Basis (other than a Maximum Rate Basis or a Minimax Rate Basis) (provided in each case that the amount of the Loan is then not less than (pound)100,000 in the case of a change to a Maximum Rate Basis and (pound)250,000 in the case of a change to a Minimax Rate Basis) to request the Bank to quote maximum and/or maximum and minimum LIBOR rates (and associated interest rate management fees) that the Bank would offer for a fixed period, within the remaining term of the Facility, of between one and ten years (or such other period as the Bank may at its discretion offer). If the Bank and the Borrower shall agree that any such maximum rate or maximum and minimum rate shall apply and the Borrower shall pay to the Bank the relevant interest rate management fee, a Maximum Rate Basis or (as the case may be) Minimax Rate Basis shall apply for the relevant period with effect from:

      (a) the date of such agreement where interest is then calculated on a Base Rate Basis; or

      (b) the last day of the then current Interest Period where interest is then calculated on a LIBOR Basis.

5.7   Accrual;  Default  Rate:  Interest  shall  accrue from day to day (as well
      -----------------------
      after as before judgement) and be calculated on the basis of the actual number of days elapsed and a 365 day year. Any sum (whether in respect of interest, fees, costs or otherwise) which the Borrower fails to pay when due may, at the discretion of the Bank, be treated as if it were part of the Loan for the purposes of this Condition 5 and the Bank shall be entitled to increase the rate of interest payable on any such sum by 1% per annum from the date on which the relevant sum became payable. The Bank shall be entitled, on or at any time after the Borrower's failure to pay any sum due in respect of the Facility on the due date or the occurrence of any other Event of Default while a LIBOR Basis or a Fixed Rate Basis applies, by notice to the Borrower to change the basis on which interest is charged (either in relation to the unpaid sum only or in relation to all sums then outstanding in respect of the Facility) to a Base Rate Basis. If the Bank so changes the basis on which interest is charged in relation to the whole or part of the Loan before the end of an agreed period for which a Fixed Rate Basis, a Maximum Rate Basis or a Minimax Rate Basis applies, the Borrower shall be deemed, for the purposes only of

      Conditions 4.3, 4.4 and 15.1 to have prepaid the Loan or the relevant part of it on the date on which the Bank notifies the Borrower of such change and accordingly a prepayment fee shall be payable on such date in accordance with Condition 4.3 or (as the case may be) 4.4 together with any sums payable pursuant to Condition 15.

5.8   Capitalisation:  The  Bank  may  (except  while  interest  on the  Loan is
      --------------
      calculated on a Maximum Rate Basis or a Minimax Rate Basis), at its discretion, permit the whole or any part of the interest accruing on the Loan to be capitalised, in which event the amount of any such interest shall be added to the principal amount of the Loan and shall accordingly be debited to the Borrower's Loan account on such dates as the Bank may require. Repayment instalments thereafter shall be reviewed by the Bank periodically in accordance with Condition 3.3.

6.    Fees
      ----

6.1   General:  The  Borrower  shall pay the fees  specified in the Offer Letter
      -------
      under the heading "Fees".

6.2   Review of Agreed Management Fees: The Bank shall be entitled,  with effect
      --------------------------------
      from any Management Fee Review Date, from time to time to review and vary the amount of the agreed management fee payable pursuant to paragraph (b) under the heading "Fees" in the Offer Letter, by notice to the Borrower given shortly before the relevant Management Fee Review Date. Unless the whole of the Loan shall be prepaid in accordance with Condition 4.1 during the period of 90 days following the relevant Management Fee Review Date, the Borrower shall thereafter be obliged to pay the management fee as so notified by the Bank. In the absence of any such notification prior to a Management Fee Review Date, the amount of the management fee payable by the Borrower until the next following Management Fee Review Date shall be that specified in the Offer Letter or, if higher, the amount (if any) most recently so notified by the Bank.

6.3   Non-utilisation Fee: The non-utilisation fee will be calculated on a daily
      -------------------
      basis from the date falling 3 months after the date of acceptance by the Borrower of this offer on the undrawn and uncancelled portion of the Facility and will be payable quarterly in arrear and on the Final Drawdown Date or (if earlier) the date on which the Facility becomes fully drawn.

6.4   Interest Rate  Management  Fee: The Borrower shall pay to the Bank, on the
      ------------------------------
      date on which any Maximum Rate Basis or Minimax Rate Basis is agreed between the Bank and the Borrower, a non-returnable interest rate management fee in the amount (if any) required by the Bank in consideration of its agreement to charge interest on the Loan in accordance with the relevant Maximum Rate Basis or a Minimax Rate Basis.

7.    Payments
      --------

7.1   No withholding:  All payments by the Borrower under the Facility,  whether
      --------------
      of principal, interest, fees, costs or otherwise, shall be made in full, without set-off or counterclaim and free and clear of any deduction or withholding on account of tax or otherwise. If the Borrower is required by law to make any deduction or withholding from any payment under the Facility, the sum due from the Borrower in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Bank receives a net sum equal to the sum which it would have received had no such deduction or withholding been required.

7.2   Debits:  Without  prejudice  to  Condition  5.8,  the  Bank  may,  at  its
      ------
      discretion, debit any sums (whether in respect of principal, interest, fees, costs or otherwise) due from the Borrower to the Bank under the Facility to any account of the Borrower with the Bank, notwithstanding that any such debit results in a debit balance or an increased debit balance on the relevant account.

7.3   Adjustment  of Dates:  The Bank shall be  entitled to adjust the dates for
      --------------------
      the making of payments under the Facility, and the duration of Interest Periods, where in the Bank's opinion it is necessary to do so in order to comply with the practice from time to time prevailing in the London Inter-Bank Market or any other financial market relevant for the purposes of the Facility.

7.4   VAT
      ---

      All sums payable by the Borrower to the Bank in connection with the Facility shall be paid together with any VAT that may be payable on such sums, at the rate then required by law.

8.    Representations and Warranties
      ------------------------------

8.1   Representations:  By accepting  this offer,  the Borrower  represents  and
      ---------------
      warrants (or, if the Parent is named in the Offer Letter, the Borrower and the Parent jointly and severally represent and warrant) that:

      (a) Power and Authority:  the Borrower is legally  empowered to borrow the
          -------------------
          full amount of the Facility on the terms set out herein and the Borrower (and, where applicable, the Parent) has taken all necessary action to authorise the acceptance of the Facility and the performance of its obligations hereunder and under the other documents to be entered into by it in connection with the Facility and that there is no legal or other restriction whatsoever on its ability to perform its obligations in respect of the Facility;

      (b) Power of  Guarantors:  any person  named in the Offer Letter under the
          --------------------
          heading "Security/Guarantee(s)" is legally empowered to give the security or guarantee referred to therein; and

      (c) No  Default:  no Event of Default or  Potential  Event of Default  has
          -----------
          occurred and is continuing.

8.2   Repetition:  The foregoing  representations and warranties shall be deemed
      ----------
      to be repeated on the date of the first drawing under the Facility and on each day thereafter, by reference to the circumstances then existing.

9.    Information
      -----------

      The Borrower (and, where the Parent is named in the Offer Letter, the Parent) will provide the Bank with:

      (a) Accounts: copies of its audited (or, if the Borrower is a partnership,
          --------
          certified) accounts, including a balance sheet and profit and loss account (or, if the Borrower is a trustee, income and expenditure accounts), consolidated if the Borrower or (as the case may be) the Parent has Subsidiaries, as soon as they are available and not later than 180 days from the end of each of its financial years and its unaudited interim statements (if they are required by the Bank) within 90 days after the end of each half year;

     (b)  Management  Accounts:  if any of the Financial  Covenants apply to the
          --------------------
          Facility, copies of its unaudited quarterly management accounts relating to each Relevant Period, including a balance sheet and profit and loss account, consolidated if the Borrower or (as the case may be) the Parent has Subsidiaries, as soon as they are available and not later than 30 days from the end of the Relevant Period to which they relate; and

      (c) Other  Information:  any other  information which the Bank may request
          ------------------
          from time to time.

10.   General Undertakings
      --------------------

      While any part of the Loan is outstanding or the Facility remains available for drawing, the Borrower undertakes (and, if the Parent is named in the Offer Letter, the Borrower and the Parent jointly and severally undertake) to procure that unless the Bank in its absolute discretion otherwise agrees in writing:

      (a) Pari  Passu  Ranking:   the  obligations  of  the  Borrower  (and,  if
          --------------------
          applicable, the Parent) in respect of the Facility shall at all times rank at least pari passu with all its other present and future unsecured obligations;

      (b) Negative Pledge:  no Relevant Party shall create or agree to create or
          ---------------
          permit to subsist (other than in favour of the Bank) any Encumbrance, except Encumbrances in existence at the date of this offer and full details of which were disclosed in writing to the Bank prior to the date provided that the amount secured by any such Encumbrance is not at any time increased;

      (c) Disposals:  no Relevant Party will sell, transfer or otherwise dispose
          ---------
          of the whole or any substantial part of its undertaking, property, assets or revenues, whether by a single transaction or a number of transactions (other than in the ordinary course of trading);

      (d) Change of Business: no Relevant Party will make any material change in
          ------------------
          the scope or nature of its business;

      (e) Insurance:  each Relevant Party shall maintain  adequate  insurance in
          ---------
          relation to its business and assets with reputable underwriters or insurance companies against risks usually insured by persons carrying on a business such as that carried on by such Relevant Party and such other risks as the Bank may from time to time reasonably require;

      (f) Litigation:  it will forthwith,  upon becoming aware of it, inform the
          ---------
          Bank of any material litigation, arbitration or administrative proceeding pending or, to the best of its knowledge, information and belief, threatened against any Relevant Party;

      (g) Notification  of Event of Default:  it will  forthwith,  upon becoming
          ---------------------------------
          aware of it, inform the Bank of the occurrence of any Event of Default or Potential Event of Default (and the steps, if any, being taken to remedy it);

      (h) Change in Partnership: if the Borrower is a partnership,  the Borrower
          ---------------------
          shall notify the Bank in writing immediately of any change in the membership of the partnership and whenever possible such notification shall be given in advance of such change; and

      (i) Change of Trustee: if the Borrower comprises one or more trustees, the
          -----------------
          Borrower shall give to the Bank not less than 28 days' prior written notice of the proposed retirement of any trustee or the appointment of any new trustee (which shall not be effected without the prior written consent of the Bank) and shall notify the Bank in writing immediately upon the death of any trustee or the dissolution of any firm or corporation acting as trustee.

11. Financial covenants
    -------------------

11.1  Testing:  The Financial Covenants shall be tested by reference to the most
      -------
      recent audited accounts (or, where appropriate, audited consolidated accounts) or unaudited interim statements of the Borrower or (as the case may be) the Parent from time to time delivered to the Bank pursuant to Condition 9 (a) or by reference to the quarterly management accounts of the Borrower or (as the case may be) the Parent. Notwithstanding the foregoing, the Financial Covenants set out in paragraphs (b) and (c) in the Offer Letter are to be satisfied at all times and the Borrower or (as the case may be) the Parent shall if so required by the Bank from time to time provide the Bank with evidence of such satisfaction acceptable to the Bank.

11.2  Changes in Accounting Principles: The Borrower or (as the case may be) the
      --------------------------------
      Parent shall promptly notify the Bank of any proposed change in accounting principles to be adopted for the purposes of its audited accounts from those on the basis of which it is most recent audited accounts as at the date of this offer were prepared. If the Bank is of the opinion that any such change materially affects any of the Financial Covenants, it shall be entitled to require such covenants to be amended in such manner as it may deem appropriate to reflect such change.

11.3  Calculations: All calculations for the purposes of the Financial Covenants
      ------------
      and the related expressions defined in Condition 1.1 shall be in accordance with accounting principles and practices generally accepted in the United Kingdom consistently applied.

12.   Events of default
      -----------------

      In the event of:

      (a) Payment  Default:  failure by the  Borrower to make any  repayment  of
          ----------------
          principal, or payment of interest or other sum, in respect of the Facility on its due date; or

      (b) Other  Breaches:  a breach by any Relevant Party in the performance of
          ---------------
          any other obligation, covenant or undertaking under or in connection with the Facility or any guarantee or security held by the Bank in respect of the Facility; or

      (c) Cross  Default:  any  indebtedness  of  any  Relevant  Party  becoming
          --------------
          immediately due and payable, or capable of being declared so due and payable, prior to its stated maturity by reason of the occurrence of any event of default (howsoever described), or any Relevant Party failing to discharge any indebtedness on its due date (other than a liability which such Relevant Party shall then be contesting in good faith on the basis of favourable legal advice); or

      (d) Misrepresentation:   any  representation  or  warranty  made,  or  any
          -----------------
          information provided, by any Relevant Party in connection with the Facility being incorrect in any material respect when made or repeated or provided; or

      (e) Winding-up and  Administration:  a petition being presented,  an order
          ------------------------------
          being made or an effective resolution being passed for winding up any Relevant Party (except for the purposes of a reconstruction or amalgamation on terms previously approved in writing by the Bank) or a petition being presented for an administration order in respect of any Relevant Party; or

      (f) Appointment  of Liquidator:  an  encumbrancer  taking  possession or a
          --------------------------
          liquidator, provisional liquidator, administrator, receiver, trustee, sequestrator or similar officer being appointed in respect of all or any of the assets of any Relevant Party; or

      (g) Legal  Process:  a  distress,  execution,  attachment  or other  legal
          --------------
          process being levied, enforced or sued out against any of the assets of any Relevant Party and not being discharged or paid within seven days; or

      (h) Suspension of Payments:  any Relevant Party suspending  payment of its
          ----------------------
          debts or being unable to pay its debts as they fall due or being deemed, under Section 123 of the Insolvency Act 1986, to be unable to pay its debts; or

      (i) Rescheduling of Debts: any Relevant party proposing or entering into a
          ---------------------
          voluntary arrangement (within the meaning of Section 1 of the Insolvency Act 1986) or taking or being subjected to any proceedings under any law, or commencing negotiations with one or more of its creditors, for the readjustment, rescheduling or deferment of all or a material part of its debts, or proposing or entering into any general assignment or composition with or for the benefit of its creditors; or

      (j) Bankruptcy, Death or Mental Disorder: the presentation of a bankruptcy
          ------------------------------------
          petition  against,  or the  application  for an  interim  order  under
          Section 253 of the Insolvency Act 1986 in respect of, or in the insolvency, death or mental disorder (within the meaning of the Mental Health Act 1983) of, any Relevant Party; or

      (k) Cessation of Consents; Invalidity: the cessation or revocation for any
          ---------------------------------
          reason of any consent, authorization, licence and/or exemption which is required to enable any Relevant Party to carry on all or any material part of its business, or to ensure that the terms of this document or any security or guarantee held by the Bank in relation to the Facility are valid, binding and enforceable, or it becoming unlawful for any Relevant Party to perform all or any of its obligations hereunder or thereunder or any such document not being or ceasing to be legal, valid and binding on it; or

      (l) Termination of Guarantee: any guarantor giving or purporting to give notice to terminate its liabilities under any guarantee in respect of the Facility; or

      (m) Material  Adverse  Change:  there  being  an  adverse  change  in  the
          -------------------------
          financial or trading position or prospects of any Relevant Party which, in the Bank's reasonable opinion, is material; or

      (n) Change of  Control:  if the  Borrower  is a  company,  control  of the
          ------------------
          Borrower (or, if the Parent is named in the Offer Letter, the Parent) passing or having passed to any person or persons, acting either individually or in concert, who did not control the Borrower (or, as the case may be, the Parent) at the date of this offer, without the prior written consent of the Bank ("control" having the meaning ascribed to it in relation to a body corporate by Section 840 of the Income and Corporation Taxes Act 1988); or

      (o) Change in Partnership:  if a Relevant Party is a partnership, a change
          ---------------------
          in the partnership which constitutes such Relevant Party for any reason, without the prior written consent of the Bank; or

      (p) Change of Trustee: if the Borrower comprises one or more trustees, any
          -----------------
          trustee ceases to act as such or any new trustee is appointed, without the prior written consent of the Bank; or

      (q) Analogous  Events:  any event  occurring  in relation to any  Relevant
          -----------------
          Party in any applicable jurisdiction which has an effect substantially similar to any of the events specified above, then, in any such case, the Bank's commitment to advance any undrawn balance of the Facility shall cease and the sole amount of the outstanding Loan and all accrued interest and other amounts owing under the Facility will become repayable forthwith on demand in writing being made by the Bank at any time.

13.   Costs and exprenses
      -------------------

      The Borrower shall reimburse to the Bank on demand on a full indemnity basis (whether or not the Facility is drawn down) all valuation and legal fees and other out of pocket expenses (including VAT) incurred by the Bank in connection with any revaluation of any security held by the Bank or the enforcement or preservation by the Bank of its rights under this document (and the documents referred to herein).

14.   Change of circumstances
      -----------------------

14.1  Increased Cost: In the event of any change in applicable law or regulation
      --------------
      or the existing requirements of, or new requirements being imposed by, the Bank of England or other regulatory authority (whether or not having the force of law) the result of which, in the sole opinion of the Bank, is to increase the cost to it of funding, maintaining or making available the Loan (or any undrawn amount of the Facility) or to reduce the effective return to the Bank, then the Borrower shall pay to the Bank on demand such sum as may be certified by the Bank to the Borrower as being necessary to compensate the Bank for such increased cost or such reduction.

14.2  Illegality:  If it is or becomes  unlawful  for the Bank to give effect to
      ----------
      its obligations in respect of the Facility or to fund or maintain the Facility, the Bank may notify the Borrower to that effect, whereupon the Borrower shall immediately repay the Loan together with all other amounts payable by the Borrower in respect of the Facility.

15.   Indemnities
      -----------

15.1  General:  The  Borrower  shall  indemnify  the  Bank  on  demand  (without
      -------
      prejudice to the Bank's other rights) for any cost, expense, loss or liability suffered or incurred by the Bank in consequence of, (a) the Borrower breaching its obligations under Condition 2.3 or otherwise not drawing down the full amount of the Facility (where relevant, in the amounts and on the dates specified in the attached Special Conditions (if any) or otherwise agreed between the Bank and the Borrower) after agreeing a Fixed Rate Basis or a LIBOR Basis (whether or not a Maximum Rate Basis or a Minimax Rate Basis) with the Bank in accordance with the provisions in the Offer Letter under the heading "Interest", (b) any default or delay by the Borrower in the payment of any amount when due in respect of the Facility, (c) the occurrence or continuance of any Event of Default or Potential Event of Default, (d) all or part of the Loan being prepaid or becoming repayable, while interest is calculated on a LIBOR Basis or after a LIBOR Basis has been agreed in accordance with the provisions in the Offer Letter under the heading "Interest" or Condition 5, otherwise than on the last day of the then current Interest Period (or, while interest is calculated on a Maximum Rate Basis or a Minimax Rate Basis, otherwise than on the dates and in the amounts required in accordance with these Conditions) or (e) all or part of the Loan being prepaid or becoming repayable, while interest is calculated on a Fixed Rate Basis or after a Fixed Rate Basis has been agreed in accordance with the provisions in the Offer Letter under the heading "Interest" or Condition 5, otherwise than on the dates and in the amounts required in accordance with these Conditions.

15.2  Losses Covered:  Without derogation from the generality of Condition 15.1,
      --------------
      the indemnity contained in that Condition shall extend to any loss (including loss of margin), expense or liability sustained or incurred by the Bank in liquidating or re-deploying funds acquired or committed to make, fund or maintain the Loan or any part of it, or in liquidating or varying transactions entered into in order to match, hedge or fund the Loan or any part of it and shall also extend to interest, fees and expenses paid or payable by the Bank on account of any funds borrowed in order to fund any unpaid amount arising as a result of non-payment by the Borrower of any amount due from it hereunder.

15.3  Calculations:  In calculating  amounts  payable under  Conditions 15.1 and
      ------------
      15.2 the Bank may:

      (a) make or attempt to make arrangements from time to time such as hedging or swap arrangements to ensure the payment to it of all or part of the sums contemplated by this document or the financial equivalent;

      (b) refer from time to time to any agreement or agreements to which it is a party providing for transactions which are substantially the reverse of or hedge or fund in whole or in part the transactions contemplated herein; and

      (c) take all reasonable steps to make arrangements to avoid, mitigate or reduce the losses or the risk of losses which would or which, in the opinion of the Bank, might otherwise arise from termination of any such arrangements; and losses arising therefrom shall be treated as losses incurred as a result of the matters referred to in Conditions
          15.1 and 15.2 after taking into account, as far as appropriate, the discharge or reduction of the obligations of the Bank and other such factors as the Bank shall reasonably determine to be relevant.

15.4  Currency Indemnity: If, for any reason, any amount payable by the Borrower
      ------------------
      in respect of the Facility is paid or recovered in a currency (the "other currency") other than that in which it is required to be paid (the "contractual currency"), then, to the extent that the payment to the Bank (when converted at the then applicable rate of exchange) falls short of the amount unpaid, the Borrower shall, as a separate and independent obligation, fully indemnify the bank on demand against the amount of the shortfall. For the purposes of this paragraph the expression "rate of exchange" means the rate at which the Bank is able as soon as practicable after receipt to purchase the contractual currency in London with the other currency.

16.   Miscellaneous
      -------------

16.1  Notifications  Binding:  All notifications or  determinations  (including,
      ----------------------
      without limitation, any determination of an amount payable pursuant to Condition 15) given or made by the Bank shall be conclusive and binding on the Borrower, except in the case of manifest error.

16.2  Assignment:  The  Borrower may not assign or transfer any of its rights in
      ----------
      respect of the Facility. The Bank may assign or transfer all or any of its rights and/or obligations in respect of the Facility, in whole or in part, to any person or persons and may disclose to any actual or prospective assignee or transferee (or to any other person (i) in connection with a securitisation of all or any part of the Bank's loan assets from time to time or (ii) who may otherwise enter into contractual relations with the Bank in relation hereto) any information relevant to the Facility in the Bank's possession relating to the Borrower, the Parent and their respective Subsidiaries on terms that such recipient is to treat in confidence any confidential information so disclosed to it.

16.3  Set-off:  Any sum of money  at any  time  standing  to the  credit  of the
      -------
      Borrower with Bank in any currency upon any account or otherwise may be applied by the Bank, at any time after the occurrence of an Event of Default (without notice to the Borrower), in or towards the payment or discharge of any indebtedness now or subsequently owing to the Bank by the Borrower and the Bank may use any such money to purchase any currency or currencies required to effect such application.

16.4  Remedies:  No delay or omission on the part of the Bank in exercising  any
      --------
      right or power in respect of the Facility shall impair such right or power, and any single or partial exercise shall not preclude any other or further exercise of any such right or power or the exercise of any other right or power. The rights and remedies of the Bank in respect of the Facility are cumulative and not exclusive of any right or remedy provided by law.

16.5  Failure  to  Agree:  The Bank  shall  not be under  any  liability  to the
      ------------------
      Borrower in the event of any failure to agree a fixed rate, a maximum and/or minimum rate or an interest rate management fee pursuant to the provisions on in the Offer Letter under the heading "Interest" or Condition 5.

17.   Notices
      -------

      Every notice, request or other communication shall:

      (a) be in writing delivered personally or by prepaid first class letter or facsimile transmission;

      (b) be deemed to have been received by the Borrower, in the case of a letter when delivered personally or 48 hours after it has been sent by first class post or, in the case of a facsimile transmission, at the time of transmission (provided that if the date of transmission is not a Business Day it shall be deemed to have been received at the opening of business on the next Business Day); and

      (c) be sent (i) to the  Borrower at its address  specified  overleaf;  and
          (ii) to the Bank at the branch address specified overleaf or to such other address in England as may be notified in writing by the relevant party to the other.

      All communications to the Bank shall be effective only on actual receipt by the Bank.

18.   Law
      ---

      This document and the agreement constituted by the Borrower's (and, where applicable, the Parent's) acceptance of this offer shall each be governed by and construed in accordance with English law.

                             Barclays Treasury Loan
                             ----------------------

                                   Acceptance
                                   ----------

--------------------------------------------------------------------------------

THIS OFFER WILL LAPSE IF NOT ACCEPTED WITHIN ONE MONTH OF THE DATE OF THE BANK'S SIGNATURE BELOW. ACCEPTANCE SHALL BE SIGNIFIED BY THE BORROWER (AND THE PARENT, WHERE NAMED IN THE OFFER LETTER) SIGNING BELOW AND RETURNING THIS DOCUMENT UNAMENDED TO THE BANK AT THE BRANCH ADDRESS SHOWN BELOW. THE FACILITY WILL NOT BE AVAILABLE FOR DRAWDOWN UNTIL THE REQUIREMENTS OF CONDITION 2.1 AND THE PROVISIONS IN THE OFFER LETTER UNDER THE HEADING "CONDITIONS PRECEDENT" HAVE BEEN SATISFIED.

--------------------------------------------------------------------------------

                                   SIGNATURES
Signed for on behalf of
BARCLAYS BANK PLC                    54 Lombard Street
                                     London
By                                   EC3V 9EX

Adrian John Sainsbury
Corporate Relationship Director

26th June 1998
--------------------------------------- -------------------------------------

The  Borrower,  having read all of the  *The Parent,  having read all of the
terms and  conditions of this document  terms   and   conditions   of   this
and  the  attached   further   Special  document  and the  attached  further
Conditions  (if any),  hereby  accepts  Special  Conditions (if any), hereby the  offer set out  herein.  Where the  accepts  the  obligations  expressed
Borrower is a company,  this  document  to  be   undertaken  by  the  Parent
is to be  signed  for and on behalf of  herein.   This  document  is  to  be
the  Borrower  by a person or  persons  signed  for  and  on  behalf  of the
duly   authorised    pursuant   to   a  Parent by a person or  persons  duly
resolution    of    its    Board    of  authorised  pursuant to a resolution
Directors.  In other cases,  where the  of its Board of Directors.
Borrower comprises more than one
person, all such  persons(including
all partners or trustees) must sign.
--------------------------------------- -------------------------------------

--------------------------------------- -------------------------------------
By                          (Signature)  By                       (Signature)
  -------------------------------------    ----------------------------------
--------------------------------------- -------------------------------------

--------------------------------------- -------------------------------------
                 (Print name and title)                (Print name and title)
--------------------------------------- -------------------------------------

--------------------------------------- -------------------------------------

                          (Signature)                             (Signature)
--------------------------------------- -------------------------------------

--------------------------------------- -------------------------------------
               (Print name and title)                  (Print name and title)
--------------------------------------- -------------------------------------

--------------------------------------- -------------------------------------
                               (Date)                                  (Date)
--------------------------------------- -------------------------------------
                                        * Bank to delete as appropriate
--------------------------------------- -------------------------------------